ING Partners, Inc.

ING Solution Aggressive Growth Portfolio

ING Solution Conservative Portfolio

ING Solution Growth Portfolio

ING Solution Income Portfolio

ING Solution Moderate Portfolio

ING Solution 2015 Portfolio

ING Solution 2025 Portfolio

ING Solution 2035 Portfolio

ING Solution 2045 Portfolio

ING Solution 2055 Portfolio

(each a “Portfolio” and collectively the “Portfolios”)

Supplement dated February 8, 2011

to the Portfolios’ Adviser Class (“Class ADV”) and Service Class (“Class S”) Prospectus,

Initial Class (“Class I”) Prospectus, Service 2 Class (“Class S2”) Prospectus,

and Class T Prospectus (each a “Prospectus” and collectively “Prospectuses”)

each dated April 30, 2010.

Effective February 8, 2011, the section entitled “Key Information about the Underlying Funds” of each Portfolio’s Prospectuses is amended to include the following:

Underlying Fund: ING International Core Fund

Investment Adviser: ING Investments, LLC

Sub-Advisers: Thornburg Investment Management, Inc. and Wellington Management Company, LLP

Investment Objective: Long-term growth of capital.

Main Investments: Under normal market conditions, the fund invests at least 65% of its total assets in equity securities of companies located in an umber of different countries other than the United States. The fund may invest in countries with emerging securities markets. The fund may also invest in depositary receipts of foreign issuers. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder. Each sub-adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities to be more promising, among others. The fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its assets.

Main Risks: Call, company, credit, currency, foreign investments/developing and emerging markets, high-yield securities, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE